UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 5, 2005
Fidelity Southern Corporation
(Exact name of registrant as specified in its charter)

Georgia	000-22374	58-1416811
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
3490 Piedmont Road, Suite 1550
Atlanta, Georgia 30305
(Address of principal executive offices) (Zip Code)
(404) 639-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On December 20, 2005, the Company announced that Chief Financial Officer, M. Howard Griffith, Jr., had advised the Company’s management and the Board of Directors of his intention to retire on May 31, 2006.
     A copy of the press release announcing Mr. Griffith’s retirement, is furnished as Exhibit 99.1 hereto and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits.
     Exhibit 99.1 Press release.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity Southern Corporation (Registrant)
By:	/s/ M. Howard Griffith, Jr.
M. Howard Griffith, Jr.
Chief Financial Officer

Date: December 21, 2005

Exhibits

Exhibit No.	Description
99.1	Press Release.